UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                                 _______________


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                                 _______________


        Date of Report (Date of earliest event reported): APRIL 11, 2001




                           BRIGHAM EXPLORATION COMPANY
             (Exact name of registrant as specified in its charter)

          DELAWARE                000-22433                      75-2692967
(State or other jurisdiction     (Commission                   (IRS Employer
      of incorporation)          File Number)                Identification No.)



                            6300 BRIDGEPOINT PARKWAY
                             BUILDING TWO, SUITE 500
                              AUSTIN, TEXAS  78730
          (Address, including zip code, of principal executive offices)

       Registrant's telephone number, including area code:  (512) 427-3300

Item  5.  OTHER  EVENTS.

     On April 11, 2001, Brigham Exploration Company ("Brigham") provided guidance on its anticipated financial results for the quarter ended March 31, 2001. A copy of Brigham's press release regarding this guidance is attached hereto as Exhibit 99.1.


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
Item  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

     (c)     Exhibits

     Item           Exhibit
     ----           -------

     99.1*          Press  Release  dated
                    April  11,  2001.

_______
*  filed  herewith.




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
                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


BRIGHAM  EXPLORATION  COMPANY



Date:     April  13,  2001               By:     /s/  Curtis  F.  Harrell
                                                 ------------------------------
                                                      Curtis  F.  Harrell
                                                      Chief  Financial  Officer

                                INDEX TO EXHIBITS

     Item           Exhibit
     ----           -------

     99.1*          Press  Release  dated
                    April  11,  2001.